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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                    Transaction Network Services, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                            54-1555332
(State of Incorporation or Organization)          (I.R.S. Employer
                                                   Identification No.)

    1939 Roland Clarke Place, Reston, Virginia            20191
     (Address of Principal Executive Offices)           (Zip Code)


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
If this form relates to the registration of          If this form relates to the registration of
a class of securities pursuant to Section            a class of securities pursuant to Section
12(b) of the Exchange Act and is                     12(g) of the Exchange Act and is
effective pursuant to General Instruction            effective pursuant to General Instruction
A.(c), please check the following box.               A.(d), please check the following box.
[X]                                                  [ ]
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SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:N/A


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

    TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
    TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED
 Common Stock, $.01 par value                New York Stock Exchange

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      None
                                (Title of Class)


                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The description of the Registrant's common stock is hereby incorporated by reference from the section entitled "Description of Capital Stock" of the Registrant's Prospectus dated August 16, 1995 filed pursuant to Rule 424(b)(1) with respect to the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 18, 1995 (File No. 33-95132).

ITEM 2. EXHIBITS.

        1. Certificate of Incorporation, as amended. (Incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the registrant's Form S-1 filed with the Securities and Exchange Commission on April 14, 1994 (File No.
33-76426).)

        2. Bylaws. (Incorporated by reference to Exhibit 3.2 to the registrant's Form S-1 filed with the Securities and Exchange Commission on March 11, 1994 (File No. 33-76426).)


                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      Transaction Network Services, Inc.
                                      ---------------------------------------
                                      (Registrant)


Date: May 25, 1999                      By:  /s/ Henry H. Graham
                                          ---------------------------------
                                      Name: Henry H. Graham
                                      Title: Chief Financial Officer


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